UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2022

Simon Property Group Acquisition Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40084	85-4374563
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

225 West Washington Street Indianapolis, IN	46204
(Address of principal executive offices)	(Zip Code)

(317) 636-1600
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fifth of one redeemable warrant	SPGS.U	New York Stock Exchange

Shares of Class A common stock	SPGS	New York Stock Exchange

Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50		OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 3.03 of this Current Report on Form 8-K related to the Trust Agreement Amendment (as defined below) is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the special meeting of the stockholders of Simon Property Group Acquisition Holdings, Inc. (the “Company”) held on December 15, 2022 (the “Special Meeting”), stockholders of the Company (the “Stockholders”) approved (i) an amendment to the Company’s amended and restated certificate of incorporation (the “Charter”) to eliminate from the Charter the limitation that the Company may not redeem shares of its Class A common stock (the “Class A Common Stock”) sold in the Company’s initial public offering (the “IPO”) to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 (the “Redemption Limitation”), in order to allow the Company to redeem such shares irrespective of the Redemption Limitation; (the “First Charter Amendment”) (ii) an amendment to the Charter (the “Second Charter Amendment”) to change the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination from February 18, 2023 (the “Original Termination Date”) to December 16, 2022 (the “Amended Termination Date”); and (iii) an amendment to the Investment Management Trust Agreement, dated February 18, 2021, (the “Trust Agreement Amendment”) by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to change the date on which Continental must commence liquidation of the trust account established in connection with the IPO to the Amended Termination Date.

The Company filed each of the First Charter Amendment and the Second Charter Amendment with the Secretary of State of the State of Delaware on December 15, 2022. The foregoing descriptions of the amendments to the Charter and the Trust Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to Exhibits 3.1, 3.2 and 10.1, respectively, which are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Special Meeting, a total of 35,705,719 (82.80%) of the Company’s issued and outstanding common stock (the “Common Stock”) held of record at the close of business on November 23, 2022, the record date for the Special Meeting, were represented by proxy, which constituted a quorum. The Stockholders voted on the following proposals (collectively, the “Proposals”) at the Special Meeting, which are described in more detail in the definitive proxy statement of the Company filed with the Securities and Exchange Commission (the “SEC”) on November 25, 2022 (the “Proxy Statement”).

Proposal No. 1 - to adopt an amendment to the Charter as set forth in Annex A attached to the Proxy Statement to eliminate from the Charter the limitation that the Company may not redeem shares of its Class A Common Stock sold in the IPO to the extent that such redemption would result in the Company having net tangible assets (as defined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934) of less than $5,000,001 in order to allow the Company to redeem such shares irrespective of the Redemption Limitation.

For	Against	Abstain	Broker Non-Votes
35,694,242	10,866	611	N/A

Proposal No. 2 - to adopt an amendment to the Charter as set forth in Annex B attached to the Proxy Statement to change the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination from the Original Termination Date to the Amended Termination Date.

For	Against	Abstain	Broker Non-Votes
35,672,483	32,650	586	N/A

Proposal No. 3 - to amend the Trust Agreement in the form set forth in Annex C attached to the Proxy Statement to change the date on which Continental must commence liquidation of the trust account established in connection with the IPO to the Amended Termination Date.

For	Against	Abstain	Broker Non-Votes
35,671,838	32,550	1,331	N/A

As there were sufficient votes to approve the Proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to the Stockholders.

Item 8.01. Other Events

In connection with the approval and implementation of the First Charter Amendment, the holders of 33,729,927 shares of Class A Common Stock exercised their right to voluntarily redeem their shares for cash at a redemption price of approximately $10.10 per share, for an aggregate redemption amount of approximately $340.7 million, (the “Voluntary Redemption”). The Company expects to complete the Voluntary Redemption on or around December 19, 2022. Following such redemptions, 770,073 shares of Class A Common Stock are expected to remain outstanding, which shares will be subject to the Mandatory Redemption (as defined below).

Since the Proposals were approved, and because the Company will not be able to complete an initial business combination by the Amended Termination Date, the Company will be obligated to redeem all issued and outstanding Class A Common Stock issued in the IPO as promptly as reasonably possible but no more than ten business days after the Amended Termination Date (the “Mandatory Redemption”) and the Company’s warrants will expire worthless. The Company expects to complete the Mandatory Redemption on or around December 21, 2022, at a per-share redemption price of approximately $10.00.

The Company expects that the last day of trading of the Company’s Class A Common Stock and its Units on the New York Stock Exchange (“NYSE”) will be December 15, 2022, following which the Company expects that the NYSE will file a Form 25 with the SEC to delist its securities on or about December 15, 2022. The Company thereafter expects to file a Form 15 with the SEC to terminate the registration of its securities under the Securities and Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit
3.1	First Amendment to the Company’s Amended and Restated Certificate of Incorporation
3.2	Second Amendment to the Company’s Amended and Restated Certificate of Incorporation
10.1	Amendment to the Investment Management Trust Agreement, dated February 18, 2021, by and between the Company and Continental Stock Transfer & Trust Company.
104	Cover Page Interactive Data File-Embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2022

SIMON PROPERTY GROUP ACQUISITION HOLDINGS, INC.

By:	/s/ Steven E. Fivel
Name:	Steven E. Fivel
Title:	Secretary

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